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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-4 (No. 333-97401) of our report dated January 29, 2002, relating to the financial statements and financial statement schedule of PECO Energy Company and Subsidiary Companies which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Philadelphia, PA
August 26, 2002